FINANCING INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other Income and Expenses [Abstract]
Interest expense	$ (7,312)	$ (6,755)	$ (6,823)
Interest income	5,368	8,484	12,949
Series G Debentures amortization, related rate differences and hedging results	(1,773)	(3,045)	(3,299)
Exchange rate differences	(7,092)	5,509	(1,271)
Bank fees and others	(2,064)	(1,323)	(1,544)
FINANCING INCOME (EXPENSE), NET	$ (12,873)	$ 2,870	$ 12